                                                                         Filed pursuant to Rule 497(b)

USAA MUTUAL FUNDS TRUST                               File No. 333-239359

15935 La Cantera Parkway

San Antonio, TX 78256

August 4, 2020

Dear Shareholder:

The Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") has recently approved a Plan of Reorganization pursuant to which the USAA Target Retirement 2020 Fund (the "2020 Fund") will be reorganized with and into the USAA Target Retirement Income Fund (the "Retirement Income Fund") in what is expected to be a tax-free reorganization (the "Reorganization").

The 2020 Fund and Retirement Income Fund (collectively, the "Funds") are separate series of the Trust and share the same investment adviser, Victory Capital Management Inc. ("Victory Capital"). The Funds have the same investment objectives, substantially the same principal investment strategies, and the same principal risks.

The Board unanimously approved the Reorganization after considering the recommendation of Victory Capital and concluding that the Reorganization would be in the best interest of each Fund and each Fund's shareholders. The Reorganization is expected to occur on or about September 25, 2020.

Upon completion of the Reorganization, shareholders of the 2020 Fund will become shareholders of the Retirement Income Fund, and will receive Retirement Income Fund shares equal in value to the 2020 Fund shares held on the closing date of the transaction. The Reorganization is expected to be tax-free to shareholders for federal income tax purposes, and no commission, redemption fee or other transactional fee will be imposed because of the Reorganization.

The Reorganization does not require shareholder approval, and you are not being asked to vote on its approval. However, you should carefully review the enclosed Information Statement/Prospectus, which contains important information about the Reorganization, the reasons for the Board's approval of the Reorganization, and the Retirement Income Fund.

If you have any questions, please contact us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,

USAA Mutual Funds Trust

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the USAA Target Retirement 2020 Fund (the "2020 Fund") with and into the USAA Target Retirement Income Fund (the "Retirement Income Fund") (each, a "Fund" and collectively, the "Funds'). The 2020 Fund and the Retirement Income Fund are both actively managed asset allocation funds with a significant overlap in holdings and similar investment styles. Both Funds are managed by Victory Capital Management Inc. ("Victory Capital" or "Adviser"). The proposed reorganization will consolidate the assets of the Funds in order to create a larger combined fund, which the Adviser anticipates, over time, will result in lower total fund operating expenses, primarily through eliminating duplicative expenses and spreading certain fixed costs over a larger asset base. The reorganization offers 2020 Fund shareholders an opportunity to invest in a larger combined fund with the same investment objective and similar expenses. The reorganization is consistent with the 2020 Fund's investment strategy, which provides that, once the 2020 Fund's target asset allocation is similar to that of the Retirement Income Fund, the Board of Trustees (the "Board"), without shareholder approval, may combine the 2020 Fund with the Retirement Income Fund.

The Funds were launched in 2008 as part of Target Retirement Date investment program, pursuant to which both Funds are managed in accordance with a "lifestyle transition path." As a result of this lifestyle transition path, the investment policies and strategies of the 2020 Funds have converged over time with the investment policies and strategies of the Retirement Income Fund so that there currently is significant overlap of the two Funds' investment portfolios. The Adviser will continue as the investment adviser of the Retirement Income Fund after the reorganization and no change in portfolio managers will result from the reorganization.

The 2020 Fund shareholders should benefit from the reorganization by becoming shareholders of the larger combined Retirement Income Fund that has the same investment objective, substantially the same principal investment strategies, and the same principal risks, and invests in substantially the same underlying funds managed by the Adviser. In addition, neither Fund pays an investment management fee currently nor will the combined Retirement Income Fund pay such a fee following the reorganization. Combining the Funds could benefit shareholders of both Funds by eliminating duplicative expenses associated with operating the Funds separately and allowing certain fixed costs to be spread over a larger asset base, which the Adviser anticipates, over time, could lead to lower expenses for the combined fund. It is anticipated that the combined Retirement Income Fund will have lower overall expenses following the Reorganization.

Similar Investment Objectives, Investment Strategies, and Risks

The investment objective of the both Funds is to provide capital appreciation and current income consistent with their current investment allocation, as dictated by the lifestyle transition path. Each Fund invests in a selection of affiliated mutual funds and exchange-traded funds ("ETFs" and together with the mutual funds, the "underlying funds") managed by the Adviser in a manner consistent with the Fund's current asset allocation. In accordance with the lifestyle transition path, the asset allocation strategy has shifted how the 2020 Fund's assets have been allocated among asset classes over time so that the 2020 Fund has become more conservative over time. As a result of this asset allocation strategy shift, the 2020 Fund is managed today very closely to how the Retirement Income Fund, the most conservative allocation in the USAA Target Retirement Fund line-up, is managed and there is significant overlap in the Funds' portfolios.

The Funds have the same principal risks. The Funds have identical fundamental policies. Neither Funds' investment objective is fundamental and, therefore, may be changed without shareholder approval. The Funds are both classified as diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

Similar Costs for Shareholders

Today, neither Fund pays an investment advisory fee to the Adviser for its services. The total annual fund operating expenses of the Retirement Income Fund, including acquired fund fees and expenses, was lower than the total annual fund operating expenses of the 2020 Fund for the fiscal year ended December 31, 2019, and the total annual fund operating expenses of the combined Retirement Income Fund, on a pro forma basis, is expected to be even lower following the Reorganization. As a result, both Funds and their shareholders are expected to benefit from lower annual fund operating expenses as a result of the Reorganization.

Investment Adviser

The Adviser manages both Funds under the terms of an investment management agreement, subject to the oversight of the Funds' Board.

How the Reorganization Will Occur and How It Will Affect Your Account

At a meeting held on June 11, 2020, the Board approved the reorganization of the 2020 Fund into the Retirement Income Fund based on a finding that the reorganization is in the best interest of both Funds and their respective shareholders and will not dilute the interest of shareholders of either Fund.

In the reorganization, your shares of the 2020 Fund will be exchanged for an equivalent dollar amount of shares of the Retirement Income Fund. The 2020 Fund currently accepts additional investments into existing accounts, however, the 2020 Fund is closed to new investors. In addition, the 2020 Fund will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period, it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that 2020 Fund shareholders will not realize any capital gains or losses directly from this exchange. In addition, your aggregate tax basis in your shares will remain the same. However, if you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Expenses of the Reorganization

The expenses incurred in the Reorganization, which are expected to total approximately $90,000, include such costs as the printing and mailing of this information statement/prospectus and audit and legal fees and will be borne by the Funds based on relative net assets. It is estimated that the 2020 Fund and Retirement Income Fund will pay $57,000 and $33,000, respectively.

NO SHAREHOLDER ACTION IS REQUIRED IN CONNECTION WITH THE REORGANIZATION.

In accordance with the Trust's charter documents and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the 1940 Act), the reorganization may be effected without the approval of shareholders of any Fund.

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COMBINED INFORMATION STATEMENT/PROSPECTUS

USAA TARGET RETIREMENT 2020 FUND,

a series of USAA Mutual Funds Trust

TO BE REORGANIZED WITH AND INTO

USAA TARGET RETIREMENT INCOME FUND,

a series of USAA Mutual Funds Trust

Dated July 24, 2020

INTRODUCTION

Proposal Summary. This combined Information Statement/Prospectus ("Information Statement/Prospectus") is being furnished in connection with the upcoming reorganization (the "Reorganization") of the USAA Target Retirement 2020 Fund (the "2020 Fund") with and into the USAA Target Retirement Income Fund (the "Retirement Income Fund") (each, a "Fund" and collectively, the "Funds").

This Information Statement/Prospectus is being provided to shareholders of the 2020 Fund to inform you of the pending Reorganization and to provide you with information concerning the Retirement Income Fund.

This Information Statement/Prospectus is for informational purposes only, and you do not need to do anything in response to receiving it.

The 2020 Fund and the Retirement Income Fund are both actively-managed asset allocation funds with a significant overlap in portfolio holdings and substantially similar investment styles. The Reorganization will consolidate the assets of the Funds in order to create a larger combined fund, which Victory Capital Management Inc. ("Victory Capital" or "Adviser"), the Funds' investment adviser, anticipates, over time, could eliminate duplicative expenses and lead to lower annual fund operating expenses for the combined fund.

The Reorganization involves the following basic steps:

•First, the 2020 Fund will transfer substantially all of its assets and all of its liabilities to the Retirement Income Fund in exchange for shares of beneficial interest of the Retirement Income Fund.

•Simultaneously, the Retirement Income Fund will open an account for each 2020 Fund shareholder, into which the 2020 Fund will distribute to its shareholders an amount of Retirement Income Fund shares equal in value to the 2020 Fund shares owned by such holder at the time of the Reorganization.

•Thereafter, the 2020 Fund will be dissolved, wound up, and terminated in accordance with its Master Trust Agreement and applicable law.

Together these steps are referred to in this Information Statement/Prospectus as the "Reorganization."

The Funds are series of USAA Mutual Funds Trust, which is a Delaware statutory trust. The Trust's business address is 15935 La Cantera Parkway, San Antonio, Texas 78256, and the telephone number is (800) 235-8396.

Read and Keep This Information Statement/Prospectus. Please read this Information Statement/Prospectus in its entirety. It sets forth concisely the information about the Reorganization as well as the Retirement Income Fund that a prospective investor ought to know before investing. This Information Statement/Prospectus, which should be retained for future reference, contains information that is important to you, and you should keep them for future reference.

Additional Information is Available. A Statement of Additional Information ("SAI") dated July 24, 2020, relating to this Information Statement/Prospectus and the Reorganization has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference (File No. 333-239359).

For more information regarding the Retirement Income Fund, see the prospectus and SAI, each dated May 1, 2020, which have been filed with the SEC and which are incorporated herein by reference (File Nos. 33-65572 and 811- 7852). In addition, the 2020 Fund's prospectus and SAI, each dated May 1, 2020, are incorporated by reference into and are considered part of this Information Statement/Prospectus.

The audited financial statements and related independent registered public accounting firm's report for the 2020 Fund and the Retirement Income Fund are contained in their respective annual reports for the year ended December 31, 2019.

You can obtain copies of these documents without charge by calling USAA Mutual Funds at (800) 235-8396, by logging onto usaa.com, by writing to us at 15935 La Cantera Parkway, San Antonio, Texas 78256, or by visiting the EDGAR database on SEC's website (www.sec.gov).

This Information Statement/Prospectus is expected to be first sent to shareholders on or about August 4, 2020.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
OVERVIEW................................................................................................................................................	1
COMPARISON OF FEES AND EXPENSES ..........................................................................................	2
COMPARISON OF INVESTMENT PRACTICES AND RISK CONSIDERATIONS.......................	3
FUND MANAGEMENT ............................................................................................................................	6
COMPARISON OF INVESTMENT PERFORMANCE........................................................................	7
CAPITALIZATION ...................................................................................................................................	8
INFORMATION ABOUT THE REORGANIZATION........................................................................	10
INVESTING WITH THE RETIREMENT INCOME FUND ..............................................................	12
PURCHASES ........................................................................................................................................	12
PAYMENT ............................................................................................................................................	13
REDEMPTIONS...................................................................................................................................	14
REDEEMING SHARES ......................................................................................................................	14
EXCHANGES .......................................................................................................................................	14
OTHER IMPORTANT INFORMATION ABOUT PURCHASES,
REDEMPTIONS, AND EXCHANGES..............................................................................................	15
IMPORTANT TRANSACTION INFORMATION...........................................................................	16
SHAREHOLDER INFORMATION...................................................................................................	18
TAXES ...................................................................................................................................................	20
PORTFOLIO HOLDINGS ..................................................................................................................	21
SHAREHOLDER MAILINGS............................................................................................................	21
ADDITIONAL INFORMATION........................................................................................................	21
FINANCIAL HIGHLIGHTS...............................................................................................................	21
ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................................................	21
APPENDIX A..........................................................................................................................................	A-1
APPENDIX B ..........................................................................................................................................	B-1
APPENDIX C..........................................................................................................................................	C-1

OVERVIEW

This overview is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and in the applicable Plan of Reorganization and Termination (the "Plan"), a copy of which is attached to this Information Statement/Prospectus as Appendix A. Shareholders should read this entire Information Statement/Prospectus carefully. For more complete information, please read each Fund's Prospectus.

This Information Statement/Prospectus is for informational purposes only, and you do not need to do anything in response to receiving it.

The Proposed Reorganization. At a meeting on June 11, 2020, the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") approved a Plan pursuant to which the USAA Target Retirement 2020 Fund (the "2020 Fund") will be reorganized with and into the USAA Target Retirement Income Fund (the "Retirement Income Fund") in what is expected to be tax-free reorganizations (the "Reorganization"). The Board concluded that the proposed Reorganization is in the best interest of both Funds and will not dilute the interests of the Funds' shareholders. The Plan, a copy of which is attached to this Information Statement/Prospectus at Appendix A provides that the reorganization will consist of:

(1)the transfer of all of 2020 Fund's assets to Retirement Income Fund in exchange solely for shares in the Retirement Income Fund ("Retirement Income Fund Shares"), which have rights, powers, privileges, obligations, and other characteristics identical to shares in the 2020 Fund ("2020 Fund Shares"), and Retirement Income Fund's assumption of all of the 2020 Fund's liabilities,

(2)the distribution of Retirement Income Fund Shares pro rata to the 2020 Fund's shareholders in exchange for their Retirement 2020 Fund Shares in complete liquidation thereof (for federal tax purposes), and

(3)the 2020 Fund's termination, all on the terms and conditions set forth in the Plan.

The Reorganization will result in an exchange of your shares in the 2020 Fund for a number of full and fractional shares of the Retirement Income Fund representing the same value as your shares of the 2020 Fund.

The closing of the Reorganization is currently expected to occur on or about September 25, 2020.

Investment Objectives, Strategies, and Risks of Each Fund. The Funds have the same investment objectives, substantially the same principal investment strategies, and the same principal risks.

The investment objective of both Funds is to provide capital appreciation and current income consistent with its current investment allocation. Each Fund pursues its investment objective by investing in a selection of affiliated mutual funds and exchange-traded funds ("ETFs") managed by the Adviser (together, the ETFs and mutual funds are referred to as the "underlying funds") in a manner consistent with its current asset allocation as depicted in the Funds' "lifestyle transition path." In accordance with the lifestyle transition path, the asset allocation strategy has shifted how the 2020 Fund's assets have been allocated among asset classes over time so that the 2020 Fund has become more conservative over time. As a result of this asset allocation strategy shift, the 2020 Fund is managed today very closely to how the Retirement Income Fund, the most conservative allocation in the USAA Target Retirement Fund line-up, is managed and there is significant overlap in the Funds' portfolios.

The Funds have the same principal risks, which are as follows: affiliated funds risk, conflict of interest risk, debt securities risk, high-yield/junk bond risk, credit risk, interest rate risk, stock market risk, equity risk, foreign securities risk, emerging markets risk, exchange-traded funds risk, and management risk.

These investment objectives, strategies, and risks are discussed in detail under "Comparison of Investment Practices and Risk Considerations." Complete descriptions of the investment objectives, policies, strategies, and risks of the Funds are contained in the Funds' prospectus dated May 1, 2020, along with any accompanying prospectus supplements, and the Statement of Additional Information (the "SAI").

Management of the Funds. Victory Capital Management Inc. ("Victory Capital" or "Adviser") serves as the investment adviser to both Funds and manages the selection of underlying funds for the Funds' portfolios based on allocations to particular asset classes reflected in the lifestyle transition path. Mannik S. Dhillon, Wasif A. Latif, and Lance Humphrey serve as portfolio managers for both Funds. Additional information about the Funds' other service providers appears under "Additional Information About the Funds."

Fees and Expenses. The Adviser provides investment management services to the Funds pursuant to an Investment Advisory Agreement and receives no management fees for performing these investment management services. The Adviser does receive a management fee as the investment adviser to the underlying funds.

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, and exchange features of the Funds are identical.

Distribution Schedules. The 2020 Fund pays distributions of net investment income ("dividends") annually. The Retirement Income Fund pays dividends quarterly. Ordinarily, any net realized capital gains are distributed in December of each year. A Fund may make additional distributions to shareholders when considered appropriate or necessary.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and completion of the Reorganization is subject to the Funds receiving an opinion from legal counsel to that effect. The tax-free nature of the Reorganization is a non-waivable condition of the Reorganization. Please see "Information About the Reorganization: Tax-Free Reorganization" for additional information.

COMPARISON OF FEES AND EXPENSES

In the Reorganization, shares of the 2020 Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of shares of the Retirement Income Fund. The tables below compare the fees and annualized expenses of shares of the Funds as of December 31, 2019. The tables also show the estimated fees and expenses of shares of the combined fund, on a pro forma basis, as of the same date. The actual fees and expenses of the Funds and the combined fund as of the closing date of the Reorganization may differ from those reflected in the tables below.

Shareholder Fees (fees paid directly from your investment)

	Retirement	Pro Forma
as of December 31, 2019
2020 Fund	Income Fund	Retirement Income Fund
None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Retirement	Pro Forma
			as of December 31, 2019
	2020 Fund	Income Fund	Retirement Income Fund
Management Fees	0.00%	0.00%	0.00%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.04%	0.07%	0.04%
Acquired Fund Fees and Expenses	0.53%	0.49%	0.49%
Total Annual Fund Operating Expenses	0.57%a	0.56%b	0.53%b

aThe Adviser has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.04% of the 2020 Fund through at least July 31, 2021. The Adviser is permitted to recoup expenses reimbursed for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

bThe Adviser has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.07% of the Retirement Income Fund through at least July 31, 2021. The Adviser is permitted to recoup expenses reimbursed for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or

(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example of Fund Expenses

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, each Fund's operating expenses remain the same, and the expense limitation agreement for each Fund is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years
2020 Fund	$58	$183	$318	$714
Retirement Income Fund	$57	$179	$313	$701
Pro Forma as of December 31, 2019
Retirement Income Fund	$54	$170	$296	$665

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund's performance. During the most recent fiscal year ended December 31, 2019, the 2020 Fund's portfolio turnover rate was 28% and the Retirement Income Fund's portfolio turnover rate was 16%.

COMPARISON OF INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund's prospectus and any accompanying prospectus supplements, and the SAI.

Investment Objective

Each Fund's investment objective is identical: to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund's investment objective is non-fundamental. The Funds' Board may change a Fund's investment objective without shareholder approval.

Principal Investment Strategies

Both Funds pursue their investment objective by investing in a selection of affiliated mutual funds and exchange- traded funds ("ETFs") managed by the Adviser (together, the ETFs and mutual funds are referred to as the "underlying funds") in a manner consistent with its current asset allocation as depicted in the "lifestyle transition path." The lifestyle transition path depicts how the asset allocation strategy shifts each Fund's assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.

Lifestyle Transition Path

Equity & Alternative
Fixed Income
100%
90%
80%
70%
60%
50%
40%
30%
20%
Weight in Portfolio
45
40
35
30
25
20
15
10
5
0
Years To Retirement*

*Years to Retirement for the Fund is zero.

In general, the Funds' allocation strategy assumes investors will start withdrawing funds for retirement purposes at age 65. However, a Fund should not be selected solely on the basis of an investor's age. Neither Fund provides guaranteed income for retirement.

In accordance with the lifestyle transition path, the 2020 Fund has reached the point along the path of zero years left until retirement. As a result of this asset allocation strategy shift, the 2020 Fund is managed today very closely to the Retirement Income Fund, the most conservative allocation in the USAA Target Retirement Fund line-up. The Funds' asset allocation strategies are based on the allocation at zero years left until retirement on the lifestyle transition path and is designed for investors who are currently in, or very close to, retirement and who are planning to start withdrawing funds for retirement now or within the immediate future. Because the Funds are designed for investors who are in or close to retirement, it is not anticipated that the Funds' current asset allocation will change based on the lifestyle transition path.

Accordingly, both Funds' current target asset allocation consists of: approximately 35% of the Fund's net assets allocated to underlying funds that invest primarily in equity securities or alternative asset classes (equity investments); and approximately 65% of the Fund's net assets allocated to underlying funds that invest primarily in fixed-income securities (fixed-income investments). There is significant overlap of investments in the Funds' portfolios.

The allocations reflected in the lifestyle transition path are considered "neutral" allocations because they do not reflect tactical decisions to overweight or underweight a particular asset class. Although the underlying funds are categorized generally as equity investments or fixed-income investments, many of these underlying funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. The target asset allocation of the Funds may differ from the actual securities held by the underlying funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. Each Fund's portfolio is rebalanced on a regular basis, taking into account transaction costs. The Adviser may adjust a Fund's actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy or to make changes to the lifestyle transition path. The Funds' target asset allocation in the retirement phase of the lifestyle transition path (currently approximately 35% in equity investments and 65% in fixed- income investments) will not change unless approved by the Board.

In addition to the above, the 2020 Fund's investment strategy provides that, once the 2020 Fund's target asset allocation is similar to that of the Retirement Income Fund, the Board, without shareholder approval, may combine the 2020 Fund with the Retirement Income Fund.

Principal Risks

Both Funds are subject to the following risks, which could affect a Fund's performance:

Affiliated Funds Risk – The risks of a Fund directly correspond to the risks of the affiliated underlying funds in which the Fund invests. By investing in these underlying funds, a Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to a Fund varies according to the Fund's asset allocation. For instance, the more a Fund is allocated to stock funds, the greater the risk associated with equity securities. A Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying funds will not produce the intended results).

Conflict of Interest Risk – In managing a Fund that invests in affiliated underlying funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying funds. This is because the fees payable by some of the underlying funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying funds, and because the Adviser also manages and administers the underlying funds.

Debt Securities Risk – A Fund may invest in underlying funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as "junk" or high- yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

Credit Risk – Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. A Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

Stock Market Risk – Overall stock market risks may affect the value of a Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk – A Fund may invest in underlying funds that invest in equity securities. The value of the equity securities in which a Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

Exchange-Traded Funds Risk – A Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund. As a result, a Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETFs. In addition, a Fund will be exposed indirectly to all of the risks associated with securities held by the ETFs.

Management Risk – A Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

Any investment involves risk, and there is no assurance that a Fund's objective will be achieved. By itself, a Fund does not constitute a complete investment plan. As you consider an investment in a Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Funds.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Description of Underlying Funds

A description of the underlying funds currently invested in by the Funds is included in Appendix B.

FUND MANAGEMENT

Investment Adviser

Victory Capital serves as the investment adviser to the Funds.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Funds are members of the Adviser's Victory Solutions platform. These managers are:

•Mannik S. Dhillon, CFA, CAIA, serves as President, VictoryShares and Solutions, for Victory Capital and has co-managed each Fund since July 2019. Mr. Dhillon served as Victory Capital's Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements from 2010-2015. He is a Chartered Financial Analyst ("CFA") and Chartered Alternative Investment Analyst ("CAIA").

•Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Funds since 2008. Latif has over 20 years of investment management experience, 10 of which were with AMCO, which were acquired by the Adviser's parent company in 2019.

•Lance Humphrey, CFA, Portfolio Manager, VictoryShares and Solutions, has co-managed each Fund since June 2018. Mr. Humphrey has over 13 years of investment management experience, 12 of which were with AMCO, which was acquired by the Adviser's parent company in 2019. He holds the CFA designation and is a member of the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

Comparison of Fundamental Investment Policies

The fundamental investment policies of the Funds are identical.

COMPARISON OF INVESTMENT PERFORMANCE

The following bar charts and tables are intended to help you understand the risks of investing in each Fund. The bar chart provides some indication of the risks of investing in each Fund and illustrates each Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The tables show

(i)how the 2020 Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index and (ii) how the Retirement Income Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at vcm.com or by calling (800) 235-8396.

Annual Total Returns — USAA Target Retirement 2020 Fund

The year-to-date return of the 2020 Fund as of June 30, 2020, was 0.17%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.75% (quarter ended September 30, 2010), and the lowest return for a quarter was -8.05% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Return Before Taxes	13.83%	5.08%	6.25%
Return After Taxes on Distributions	10.76%	3.13%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	9.66%	3.50%	4.60%
Index
S&P Target Date 2020 Index
(reflects no deduction for fees, expenses, or taxes)	16.52%	6.15%	7.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after tax returns shown in the table are not relevant to you.

Annual Total Returns — USAA Target Retirement Income Fund

The year-to-date return of the Retirement Income Fund as of June 30, 2020, was 0.11%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.47% (quarter ended September 30, 2010), and the lowest return for a quarter was –5.07% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Return Before Taxes	11.72%	4.19%	5.26%
Return After Taxes on Distributions	9.64%	2.52%	3.87%
Return After Taxes on Distributions and Sale of Fund Shares	7.63%	2.75%	3.70%
Index
S&P Target Date Retirement Income Index
(reflects no deduction for fees, expenses, or taxes)	13.33%	4.67%	5.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after tax returns shown in the table are not relevant to you.

CAPITALIZATION

The following table shows the capitalization of each Fund on December 31, 2019, and on a pro forma basis giving effect to the Reorganization as if it had occurred on that date. These numbers may differ at the Closing Date of the Reorganization.

				Pro Forma
				Retirement
				Income Fund after
		Retirement	Pro Forma	Reorganization
	2020 Fund	Income Fund	Adjustments (2)	(estimated)
Net assets (1)	$581,471,092	$337,632,687	$(90,000)	$919,013,779
Total shares outstanding	50,118,924	30,103,906	1,746,740	81,969,570
Net asset value per share	$11.60	$11.22	-	$11.21

(1)Net assets as of December 31, 2019, have been adjusted for estimated expenses related to the Reorganization of approximately $90,000.

(2)Shares outstanding have been adjusted for the accumulated change in the number of shares of the 2020 Fund's shareholder accounts based on the relative value of the 2020 Fund's and the Retirement Income Fund's net asset value per share assuming the Reorganization would have taken place on December 31, 2019.

Additional Information Regarding Management of the Funds

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser"), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC") serves as the investment adviser to the Funds pursuant to an investment advisory agreement. The Adviser's principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation.

The Funds are two of 47 mutual funds offered by USAA Mutual Funds Trust (the "Trust"). Prior to July 1, 2019, USAA Asset Management Company ("AMCO") served as the Funds' investment adviser. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds business affairs. The Adviser is responsible for selecting each Fund's investments according to its investment objective, policies, and restrictions. As of June 30, 2020, the Adviser managed assets totaling in excess of $129.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Funds' Board has the overall responsibility for overseeing the management of the Funds. A discussion regarding the basis of the Board's approval of the Funds' Advisory Agreement is available in the Fund's semiannual report to shareholders for the period ended June 30.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The Adviser's Victory Solutions platform is responsible for the day-to-day investment management of the Fund.

Each Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a "manager- of-managers" structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Funds' assets. The Adviser would monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser's agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Funds' assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Funds' assets, and the Adviser could change the allocations without shareholder approval.

The Adviser provides investment management services to the Target Retirement Funds pursuant to an Advisory Agreement and receives no management fees for performing these investment management services. The Adviser does receive management fees as the investment adviser to the underlying funds.

See Comparison of Fees and Expenses in this Information Statement/Prospectus for information about any contractual agreement agreed to by the Adviser to reimburse expenses with respect to the Funds. From time to time, the Adviser also may voluntarily reimburse expenses in amounts exceeding those required to be reimbursed under any contractual agreement that may be in place with respect to the Funds.

INFORMATION ABOUT THE REORGANIZATION

At a meeting on June 11, 2020, the Funds' Board discussed and approved the proposed Reorganization and the Plan of Reorganization (the "Plan"). The Trust, the legal entity of which both Funds are series, has adopted the Plan, on behalf of the Funds.

Plan of Reorganization and Termination

The Plan, a copy of which is provided at Appendix A, sets out the terms and conditions that will apply to the Reorganization. The Reorganization will consist of:

(1)the transfer of all of 2020 Fund's assets to Retirement Income Fund in exchange solely for shares in the Retirement Income Fund ("Retirement Income Fund Shares"), which have rights, powers, privileges, obligations, and other characteristics identical to shares the in 2020 Fund ("2020 Fund Shares"), and Retirement Income Fund's assumption of all of the 2020 Fund's liabilities,

(2)the distribution of Retirement Income Fund Shares pro rata to the 2020 Fund's shareholders in exchange for their Retirement 2020 Fund Shares in complete liquidation thereof (for federal tax purposes), and

(3)2020 Fund's termination, all on the terms and conditions set forth in the Plan.

Until the closing date of the Reorganization, existing shareholders of the 2020 Fund will be able to purchase and redeem 2020 Fund Shares. Redemption requests received after the Reorganization will be treated as requests for redemption of shares of the Retirement Income Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the 2020 Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period, then it will be rejected.

The obligations of the Funds under the Plan are subject to various conditions. Among other things, the Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Plan. The Plan may be terminated at any time by the actions of the Board, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the Plan attached as Appendix A to this information statement/prospectus.

Reasons for the Reorganization and Board Approval

The proposed Reorganization was presented to the Board for its consideration at a meeting held on June 11, 2020. At the meeting, the Board reviewed and considered detailed information provided by Victory Capital about the Funds and the proposed Reorganization.

Victory Capital recommended the proposed Reorganization primarily to seek potential economies of scale and to eliminate certain costs associated with operating similar funds separately. Given the significant similarities between the two Funds, combining them into a single combined fund has the potential over the longer term to result in lower expenses for the combined fund primarily by eliminating duplicative expenses and spreading certain fixed costs over a larger asset base (e.g., printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses).

At the June 11, 2020 meeting, the Board unanimously voted to approve the Reorganization. The Board concluded that the Reorganization would be in the best interests of the 2020 Fund and its shareholders, and that the interests of the 2020 Fund's shareholders would not be diluted as a result of the Reorganization. In arriving at its conclusions, the Board considered Victory Capital's reasons for recommending the proposal and, among other things, the following facts:

•The Funds' investment objectives are identical, the Funds' principal investment strategies are substantially the same, and the Funds' principal risks are identical;

•The surviving Retirement Income Fund is expected to be subject to total annual operating fees and expenses that are lower than the current total annual operating fees and expenses applicable to the 2020 Fund; and

•Τhe Reorganization is expected to qualify for treatment as a tax-free reorganization for federal income tax purposes and 2020 Fund's shareholders will not recognize any taxable gain or loss solely as a result of the Reorganization (see "U.S. Federal Income Tax Consequences" below).

The Board also considered the relative performance of the two Funds. The Trustees noted, however, that a direct comparison of the Funds' performance was not practicable given that the 2020 Fund's portfolio had been managed in accordance with the asset allocations set forth in the lifestyle transition path that, by design, have changed over time as the 2020 Fund has approached retirement age for its investors. In contrast, the Retirement Income Fund's portfolio had been managed in a more static mix of equity and fixed-income assets based on the same lifestyle transition path given that it is designed for investors currently in, or very close to, retirement. The Board considered the fact the same portfolio managers manage both Funds and concluded that now that the Funds are in same retirement phase of the lifestyle transition path, performance would be more similar going forward.

Based on the same information and similar considerations, the Board also unanimously concluded that (1) participation in the proposed Reorganization is in the best interests of the Retirement Income Fund; and (2) the interests of the existing shareholders of the Retirement Income Fund will not be diluted as a result of the Reorganization.

Effective Date of the Reorganization. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on September 25, 2020.

Expenses of the Reorganization. The expenses incurred in the Reorganization, which are expected to total approximately $90,000, include such costs as the printing and mailing of this Information Statement/Prospectus and audit and legal fees and will be borne by the Funds based on relative net assets. It is estimated that the 2020 Fund and Retirement Income Fund will pay $57,000 and $33,000, respectively.

Description of the Securities to be Issued

At a meeting held on June 11, 2020, the Board authorized the issuance of shares of the Retirement Income Fund in connection with the Reorganization. These shares will be issued to the 2020 Fund shareholders as of the Closing Date in exchange for their Retirement Income Fund shares. The Trust is registered with the SEC as an open-end management investment company and is authorized to issue shares of beneficial interest. When issued, the Retirement Income Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

U.S. Federal Income Tax Consequences

The following summarizes the important U.S. federal income tax consequences of the Reorganization to the Funds and their shareholders.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. This means that neither the 2020 Fund, the Retirement Income Fund, nor their respective shareholders will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Plan.

Payment of final distribution(s). Prior to the Reorganization, the 2020 Fund may distribute to its shareholders any remaining undistributed net income or net realized capital gains, including any capital gains resulting from portfolio turnover prior to the Reorganization. The distribution(s) will be taxable to 2020 Fund shareholders as ordinary income or capital gains, as applicable.

Pre-Reorganization sales of portfolio assets. We do not expect any significant amount of the 2020 Fund's portfolio assets will be sold in in connection with the Reorganization. To the extent that there are such sales, the actual tax impact of these sales will depend on the difference between the price at which the portfolio assets are sold and the

Fund's cost basis in those assets. To the extent these sales generate net realized capital gains, those gains will be distributed to 2020 Fund shareholders as part of the final distribution or distributions prior to the Reorganization.

Cost basis of Fund shares. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the 2020 Fund and the Retirement Income Fund.

Other tax consequences of the Reorganization.

Shareholders of the 2020 Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Payments of post-Reorganization distributions. Following the Reorganization, Retirement Income Fund shareholders (including former shareholders of the 2020 Fund) will participate fully in the quarterly distributions and additional distributions, if any, made for the Retirement Income Fund.

INVESTING WITH THE RETIREMENT INCOME FUND

PURCHASES

Opening an Account with the Retirement Income Fund

You may purchase shares directly from the Retirement Income Fund (as used in this section, the "Fund") or through certain investment professionals (e.g., financial intermediaries) as described below. You may call toll free at (800) 235-8396, Monday through Friday, 7:30 a.m. to 8 p.m., and Saturday, 8 a.m. to 5 p.m., Central time, to inquire about opening an account with us. However, the USAA Mutual Funds and their transfer agent (collectively referred to in this section as "we") reserve the right to modify these hours in our discretion as circumstances warrant. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the "Affiliated Funds") unless the registration is different or we need further information to verify your identity.

As required by federal law, the Fund must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A "foreign shell bank" is a foreign bank without a physical presence in any country. A "correspondent account" is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

The Fund may be closed at any time for failure to achieve an economical level of assets or for other reasons.

Taxpayer Identification Number

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid "backup" tax withholding required by the Internal Revenue Code of 1988, as amended (the "Code"). See the section titled Taxes for additional tax information.

Purchasing Shares

Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office ("APO"), Fleet Post Office ("FPO"), or Diplomatic Post Office ("DPO") addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.

You may open an account directly with the Fund and purchase shares of the Fund on the Internet, by telephone, or by mail. Shares also are available through certain financial intermediaries.

If shares of the Fund are purchased through a retirement account or a financial intermediary, the policies and procedures relating to these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Additional Information Regarding Financial Intermediaries

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

Minimum Initial Purchase

$500 or $50 with a $50 monthly systematic investment plan. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances. The Retirement Income Fund will treat each shareholder that receives Retirement Income Fund shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

Additional Purchases

$50 minimum per transaction, per account.

Effective Date of Purchase

When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in "proper form" as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange ("NYSE") each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or its distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on its behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the respective Fund's NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other Affiliated Funds are parties. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, each Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

REDEEMING SHARES

If you have a direct account with the Fund, you may redeem shares of the Fund on the Internet, by telephone, or by mail on any day the NAV per share is calculated. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in "proper form" as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Each Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If you hold shares of the Fund through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer ("EFT") or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.

If you hold shares of the Fund with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary's applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund's best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

EXCHANGES

For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate

NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.

Exchange Privilege

You may exchange shares between funds provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

If you have opened an account directly with the Fund, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

Contacting the USAA Mutual Funds

The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an account opened directly with the Fund. Effective on or about September 8, 2020, all website transactions should be placed online at vcm.com.

Internet Access

•Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access

•Review account information and make most account transactions.

Telephone System (800) 235-8396

•Access account information and make most account transactions.

Telephone

•Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m. and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative. However, we reserve the right to modify these hours in our discretion as circumstances warrant.

Mail

•If you would like to make a purchase or request a redemption by mail, send your written instructions to:

Regular Mail:

USAA Mutual Funds

P.O. Box 182593

Columbus, OH 43218-2593

Registered or Express Mail:

USAA Mutual Funds

4249 Easton Way

Suite 400

Columbus, OH 43219

Bank Wire

•To add to your account or request a redemption by bank wire, visit the usaa.com website or call (800) 235- 8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

•Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance.

IMPORTANT TRANSACTION INFORMATION

Purchase, redemption, and exchange requests are not processed until received in proper form. "Proper form" means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Funds transfer agent or other authorized Fund agent may request. For purchase requests, "proper form" also generally includes receipt of sufficient funds to effect the purchase. Each Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.

IRA Distribution Fee

Each Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.

Account Balance

Victory Capital Transfer Agency, Inc., the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

Excessive Short-Term Trading

The Affiliated Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors. To deter such trading activities, the Affiliated Funds' policies and procedures state that:

•Each Affiliated Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

•Each Affiliated Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Affiliated Fund. Fair value pricing is used to adjust for "stale pricing" that may occur between the close of certain foreign exchanges or markets and the time when the Affiliated Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in an Affiliated Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating an Affiliated Fund's NAV.

The Affiliated Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The Affiliated Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the Affiliated Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Affiliated Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

•Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

•Purchases and sales pursuant to automatic investment or withdrawal plans;

•Purchases and sales made through USAA 529 College Savings PlanTM;

•Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and

•Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.

The Affiliated Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of an Affiliated Fund through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the Affiliated Funds' policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Other Fund Rights

The Funds reserve the right to:

•Reject or restrict purchase or exchange orders when in the best interest of the Fund;

•Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

•Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

•Redeem some or all of its shares in kind when in the best interest of the Fund;

•Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

•Redeem an account with less than $500, with certain limitations;

•Restrict or liquidate an account when necessary or appropriate to comply with federal law; and

•Discontinue or otherwise limit the opening of accounts with us.

SHAREHOLDER INFORMATION

Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund's transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders' accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries' distribution of shares of the Fund. Such payments are sometimes referred to as "revenue sharing" and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund. We (and our affiliates) also may pay fixed fees for the listing of the Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments. We (and our affiliates) also may pay fixed fees for the listing of the Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.

Share Price Calculation

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Valuation of Securities

The Adviser has established a Pricing and Liquidity Committee (the "Committee"); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

Each Fund's NAV is calculated based upon the NAVs of the underlying funds in which the Funds invest, which are calculated on the same day and time as the NAV of the respective Fund. The assets of each underlying fund are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction of the underlying fund's Board. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair value pricing and the effects of doing so.

Dividends and other Distributions

The 2020 Fund intends to pay distributions of net investment income ("dividends") annually. The Retirement Income Fund pays dividends quarterly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or may not make a distribution to limit returns of capital.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per shares computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions are subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to us by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes has qualified for each past taxable year, and intends to continue to qualify, for treatment as a "regulated investment company" under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss ("net short-term gain"), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

Shareholder Taxation

Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund's dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2020 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011, ("Covered Shares") will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service ("IRS")-accepted basis determination method.

Withholding

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:

•Underreports dividend or interest income or

•Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Reporting

Each Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI, which is available upon request.

SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Fund's manager, transfer agent, and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.

This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The financial highlights tables are found in Appendix C and are intended to help you understand each Fund's financial performance over the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in each Fund's annual report to shareholders, which is available upon request.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Trust is organized as a Delaware statutory trust. The Funds are series of the Trust, which is an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of the Trust and each Fund are managed under the direction of a Board of Trustees.

Voting Rights. The Trust, on behalf of either the Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, for both Funds, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, the Trust requires 33 1/3% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust's Third Amended and Restated Master Trust Agreement ("Trust Agreement"), each shareholder is entitled to one vote for each share owned by such shareholder and each fractional share amount is entitled to a proportionate fractional vote.

The Trust Agreement provides that unless otherwise required by applicable law (including the 1940 Act), the Board may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate, or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust also may terminate the Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.

Independent Auditor. Ernst & Young LLP serves as the independent registered public accounting firm for the Funds.

Annual/Semi Annual Reports. The most recent annual and semi annual reports to shareholders for the 2020 Fund and the Retirement Income Fund are available at no cost. To request a report, please call USAA Mutual Funds Trust toll- free at (800) 235-8396, or write to us at PO Box 182593, Columbus, OH 43218-2593.

Principal Shareholders. As of June 30, 2020, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the 2020 Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the 2020 Fund:

Percentage of Outstanding
Record Owner	Shares Owned
Charles Schwab
211 Main Street	23.75%
San Francisco, CA 94105

As of June 30, 2020, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Retirement Income Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding shares of the Retirement Income Fund:

Percentage of Outstanding
Record Owner	Shares Owned
Charles Schwab	26.89%
211 Main Street
San Francisco, CA 94105

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information from the SEC. The Trust is subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan") is adopted as of June 11, 2020, by USAA MUTUAL FUNDS TRUST, a Delaware statutory trust ("Trust"), on behalf of the USAA Target Retirement 2020 Fund ("Target Retirement 2020 Fund"), and the USAA Target Retirement Income Fund ("Target Retirement Income Fund"), each a segregated portfolio of assets ("series") thereof (each, a "Fund"). All agreements, covenants, actions, and obligations of a Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Trust acting on the Fund's behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) before January 1, 1997, "claimed" classification for federal tax purposes as an association taxable as a corporation and has never elected otherwise. Each Fund is a duly established and designated series thereof.

The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will consist of (1) the transfer of all of Target Retirement 2020 Fund's assets to Target Retirement Income Fund in exchange solely for shares in Target Retirement Income Fund ("Target Retirement Income Fund Shares"), which have rights, powers, privileges, obligations, and other characteristics identical to shares in Target Retirement 2020 Fund ("Target Retirement 2020 Fund Shares"), and Target Retirement Income Fund's assumption of all of Target Retirement 2020 Fund's liabilities,

(2)the distribution of those shares pro rata to Target Retirement 2020 Fund's shareholders in exchange for their Target Retirement 2020 Fund Shares and in complete liquidation thereof (for federal tax purposes), and (3) Target Retirement 2020 Fund's termination (collectively, "Reorganization"), all on the terms and conditions set forth herein.

The Trust's Trust Instrument ("Instrument") permits it to vary its shareholders' investment. The Trust does not have a fixed pool of assets—each series thereof (including each Fund) is a managed portfolio of securities, and Victory Capital Management Inc., each Fund's investment manager ("Adviser"), has the authority to buy and sell securities for it. The Trust believes based on its review of each Fund's investment portfolio, that Target Retirement 2020 Fund's portfolio holdings are compatible with Target Retirement Income Fund's investment objectives, policies, and strategies and that, as a result, all or substantially all of Target Retirement 2020 Fund's assets can be transferred to and held by Target Retirement Income Fund.

The Trust's Board of Trustees ("Board"), including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Fund's behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

1.PLAN OF REORGANIZATION AND TERMINATION

1.1Subject to the terms and conditions set forth herein, Target Retirement 2020 Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Target Retirement Income Fund. In exchange therefor, Target Retirement Income Fund shall—

1.1.1.issue and deliver to Target Retirement 2020 Fund the number of full and fractional (rounded to the third decimal place) Target Retirement Income Fund Shares determined by dividing the net value of Target Retirement 2020 Fund (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of a Target Retirement Income Fund Share (computed as set forth in paragraph 2.2), and

1.1.2.assume all of Target Retirement 2020 Fund's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target Retirement 2020 Fund's books, and other property owned by Target Retirement 2020 Fund at the Valuation Time (as defined in paragraph 2.1).

1.3The Liabilities shall include all of Target Retirement 2020 Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time (as defined in paragraph 2.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3.10), if any, borne by the Adviser pursuant to paragraph 5. Notwithstanding the foregoing, Target Retirement 2020 Fund shall endeavor to discharge or make provision for the discharge of all its known Liabilities before the Effective Time.

1.4If the dividends and/or other distributions Target Retirement 2020 Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, plus (b) "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target Retirement 2020 Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain – and in no event less than the sum of 98% of its "ordinary income" plus 98.2% of its "capital gain net income," as those terms are defined in section 4982(e)(1) and

(2)of the Code, respectively – for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target Retirement 2020 Fund will have no tax liability under sections 852 or 4982 of the Code for the current and any prior tax periods.

1.5At the Effective Time (or as soon thereafter as is reasonably practicable), Target Retirement 2020 Fund shall distribute the Target Retirement Income Fund Shares it receives pursuant to paragraph 1.1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in proportion for their Target Retirement 2020 Fund Shares then held of record and in constructive exchange for those, and shall completely liquidate (which shall be treated as a complete liquidation of Target Retirement 2020 Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust's transfer agent opening accounts on Target Retirement Income Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Target Retirement Income Fund Shares to those newly opened and existing accounts. Each Shareholder's newly opened or existing account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Target Retirement Income Fund Shares due that Shareholder. The aggregate NAV of Target Retirement Income Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Target Retirement 2020 Fund Shares that Shareholder owned at the Effective Time. All outstanding Target Retirement 2020 Fund Shares shall simultaneously be canceled on Target Retirement 2020 Fund's share transfer books. Target Retirement Income Fund shall not issue certificates representing the Target Retirement Income Fund Shares issued in connection with the Reorganization.

1.6After the Effective Time, Target Retirement 2020 Fund will not conduct any business except in connection with its dissolution. As soon as reasonably practicable after distribution of the Target Retirement Income Fund Shares pursuant to paragraph 1.5 (as provided in paragraph 1.5, on making that distribution Target Retirement 2020 Fund's liquidation shall be complete for federal tax purposes) but in all events within six months after the Effective Time, Target Retirement 2020 Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7Any reporting responsibility of Target Retirement 2020 Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission ("SEC"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8Any transfer taxes payable on issuance of Target Retirement Income Fund Shares in a name other than that of the registered holder on Target Retirement 2020 Fund's books of the Target Retirement 2020 Fund Shares constructively exchanged therefor shall be paid by the person to whom such Target Retirement Income Fund Shares are to be issued, as a condition of such transfer.

2.VALUATION

2.1For purposes of paragraph 1.1.1, Target Retirement 2020 Fund's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing ("Valuation Time"), using the valuation procedures set forth in the Trust's then-current prospectus and statement of additional information ("SAI") and valuation procedures established by the Board, less (b) the amount of the Liabilities as of the Valuation Time.

2.2For purposes of paragraph 1.1.1, the NAV of a Target Retirement Income Fund Share shall be computed as of the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

2.3All computations pursuant to paragraphs 2.1 and 2.2 shall be made by the Funds' fund accounting agent, Victory Capital Management Inc., or its delegate.

3.CLOSING AND EFFECTIVE TIME

3.1Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of the close of business on September 25, 2020, ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "Exchange") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board's judgment, accurate appraisal of Target Retirement 2020 Fund's net value and/or the NAV of a Target Retirement Income Fund Share is impracticable, the Valuation Time shall be postponed until the first Business Day when that trading has been fully resumed and that reporting has been restored and the Effective Time shall be postponed until the following Business Day. The Closing shall be held at the Trust's offices or at such other place as the Trust determines.

3.2The Trust shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer (a "Certificate") verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on Target Retirement Income Fund's books immediately after the Closing, does or will conform to such information on Target Retirement 2020 Fund's books immediately before the Closing. The Trust shall direct the custodian of the Funds' Assets to deliver at the Closing a Certificate stating that (a) the Assets it holds will be transferred to Target Retirement Income Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3The Trust shall direct the Trust's transfer agent to deliver at the Closing a Certificate (a) stating that its records contain the number of full and fractional outstanding Target Retirement 2020 Fund Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on Target Retirement Income Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the Target Retirement Income Fund Shares to be credited to Target Retirement 2020 Fund at the Effective Time have been credited to Target Retirement 2020 Fund's account on those records.

4.CONDITIONS PRECEDENT

4.1The Trust's obligation to implement this Plan on Target Retirement Income Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.1.1.At the Closing, the Trust, on Target Retirement 2020 Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Target Retirement Income Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

4.1.2.Target Retirement 2020 Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.3.Target Retirement 2020 Fund is not currently engaged in, and the Trust's adoption and performance of this Plan and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the Instrument or the Trust's By-Laws (collectively, "Governing Documents"), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which the Trust, on Target Retirement 2020 Fund's behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target Retirement 2020 Fund's behalf, is a party or by which it is bound;

4.1.4.All material contracts and other commitments of or applicable to Target Retirement 2020 Fund (other than this Plan and investment contracts, including options, futures, forward contracts, swaps and repurchase agreements) will be terminated, or provision for discharge of any liabilities of Target Retirement 2020 Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target Retirement 2020 Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

4.1.5.No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Target Retirement 2020 Fund or any of its properties or assets attributable or allocable to Target Retirement 2020 Fund, that, if adversely determined, would materially and adversely affect Target Retirement 2020 Fund's financial condition or the conduct of its business; and the Trust, on Target Retirement 2020 Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Retirement 2020 Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

4.1.6.The execution, delivery, and performance of this Plan have been duly authorized as of the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of Target Retirement 2020 Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

4.1.7.Target Retirement 2020 Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.8.Target Retirement 2020 Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service ("IRS") or is a "publicly traded partnership" (as defined in section 7704(b) of the Code) that is treated as a corporation; Target Retirement 2020 Fund is an "investment company" (as defined in section 368(a)(2)(F)(iii) of the Code) and is a "fund" as defined in section 851(g)(2) of the Code, eligible for treatment under section 851(g)(1) of the Code); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target Retirement 2020 Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification and treatment as a regulated investment company ("RIC") and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Target Retirement 2020 Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.9.Target Retirement 2020 Fund is in the same line of business as Target Retirement Income Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby ("Approval Time") through the Effective Time, Target Retirement 2020 Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.8; from the time it commenced operations through the Effective Time, Target Retirement 2020 Fund has conducted and will conduct its "historic business" (within the meaning of that section of the Code) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target Retirement 2020 Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Target Retirement Income Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC, and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.10.At the Effective Time, (a) at least 33⅓% of Target Retirement 2020 Fund's portfolio assets will meet Target Retirement Income Fund's investment objective, strategies, policies, risks, and restrictions, (b) Target Retirement 2020 Fund will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (c) Target Retirement 2020 Fund will not have modified its investment objective or any of its investment strategies, policies, risks, and restrictions in connection with the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.11.To the best of the Trust's management's knowledge, as of the Effective Time, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Retirement 2020 Fund Shares (or Target Retirement Income Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Retirement 2020 Fund Shares (or the equivalent Target Retirement Income Fund Shares) to a number of shares that was less than 50% of the number of the Target Retirement 2020 Fund Shares at that date;

4.1.12.All issued and outstanding Target Retirement 2020 Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Retirement 2020 Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target Retirement 2020 Fund's shareholder records, as provided in paragraph 3.3; and Target Retirement 2020 Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Retirement 2020 Fund Shares, nor are there outstanding any securities convertible into any Target Retirement 2020 Fund Shares;

4.1.13.At the Effective Time, Target Retirement 2020 Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

4.1.14.Not more than 25% of the value of Target Retirement 2020 Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target Retirement 2020 Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.15.During the five-year period ending at the Effective Time, (a) neither Target Retirement 2020 Fund nor any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations ("Related"), without regard to section 1.368-1(e)(4)(i)(A) thereof) to Target Retirement 2020 Fund will have acquired Target Retirement 2020 Fund Shares, either directly or through any transaction, plan, or arrangement with any other person, with consideration other than Target Retirement Income Fund Shares or Target Retirement 2020 Fund Shares, except for shares redeemed in the ordinary course of Target Retirement 2020 Fund's business as a series of an open-end management investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Retirement 2020 Fund Shares, other than (i) normal, regular dividend distributions made pursuant to Target Retirement 2020 Fund's historic dividend-paying practice that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code and (ii) other dividends and other distributions declared and paid to ensure Target Retirement 2020 Fund's continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16.All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Target Retirement 2020 Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Retirement 2020 Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.1.17.Target Retirement 2020 Fund's Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "Statements") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2019, have been audited by Ernst & Young LLP ("Auditors") and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements present fairly, in all material respects, Target Retirement 2020 Fund's financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Target Retirement 2020 Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that is not disclosed therein; and

4.1.18.Since June 30, 2020, there has not been any material adverse change in Target Retirement 2020 Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Retirement 2020 Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Retirement 2020 Fund Share due to declines in market values of securities Target Retirement 2020 Fund holds, the discharge of Target liabilities, or the redemption of Target Retirement 2020 Fund Shares by its shareholders shall not constitute a material adverse change.

4.2The Trust's obligation to implement this Plan on Target Retirement 2020 Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.2.1.No consideration other than Target Retirement Income Fund Shares (and Target Retirement Income Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.2.The Target Retirement Income Fund Shares to be issued and delivered to Target Retirement 2020 Fund, for the Shareholders' benefit, pursuant to the terms of this Plan, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Target Retirement Income Fund Shares and will be fully paid and non-assessable by the Trust;

4.2.3.Target Retirement Income Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.4.Target Retirement Income Fund is not currently engaged in, and the Trust's adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Target Retirement Income Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target Retirement Income Fund's behalf, is a party or by which it is bound;

4.2.5.No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Target Retirement Income Fund or any of its properties or assets attributable or allocable to Target Retirement Income Fund, that, if adversely determined, would materially and adversely affect Target Retirement Income Fund's financial condition or the conduct of its business; and the Trust, on Target Retirement Income Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Retirement Income Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

4.2.6.Target Retirement Income Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a "publicly traded partnership" (as defined in section 7704(b) of the Code) that is treated as a corporation; Target Retirement Income Fund is an "investment company" (as defined in section 368(a)(2)(F)(iii) of the Code) and is a "fund" as defined in section 851(g)(2) of the Code, eligible for treatment under section 851(g)(1) of the Code); for each taxable year of its operation (including the taxable year that includes the Effective Time), Target Retirement Income Fund has met (or for that year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Target Retirement Income Fund will continue to meet all those requirements for that year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding tax years; and Target Retirement Income Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.7.Target Retirement Income Fund is in the same line of business as Target Retirement 2020 Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Target Retirement Income

Fund will continue, and has no intention to change, that line of business; and at the Effective Time, (a) at least 33⅓% of Target Retirement 2020 Fund's portfolio assets will meet Target Retirement Income Fund's investment objective, strategies, policies, risks, and restrictions; (b) Target Retirement Income Fund will not have modified its investment objective or any of its investment strategies, policies, risks, and restrictions as part of the plan of reorganization; and

(c)Target Retirement Income Fund will have no plan or intention to change its Target Retirement Income Fund will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

4.2.8.Following the Reorganization, Target Retirement Income Fund (a) will continue Target Retirement 2020 Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target Retirement 2020 Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Target Retirement Income Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for (i) dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, or (ii) dispositions pursuant to the following clause, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

4.2.9.Target Retirement Income Fund has no plan or intention to issue additional Target Retirement Income Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end management investment company; nor does Target Retirement Income Fund, or any person Related to Target Retirement Income Fund, have any plan or intention to acquire—during the five-year period beginning at the Effective Time, either directly or through any transaction, plan, or arrangement with any other person—with consideration other than Target Retirement Income Fund Shares, any Target Retirement Income Fund

Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

4.2.10.All issued and outstanding Target Retirement Income Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Target Retirement Income Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Retirement Income Fund Shares, nor are there outstanding any securities convertible into any Target Retirement Income Fund Shares;

4.2.11.There is no plan or intention for Target Retirement Income Fund to be dissolved or merged into another statutory trust or any corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

4.2.12.Assuming satisfaction of the condition in paragraph 4.1.14, immediately after the Reorganization, (a) not more than 25% of the value of Target Retirement Income Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target Retirement Income Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.13.Target Retirement Income Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target Retirement 2020 Fund;

4.2.14.Before or pursuant to the Reorganization, neither Target Retirement Income Fund nor any person Related to Target Retirement Income Fund will have acquired Target Retirement 2020 Fund Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Target Retirement Income Fund Shares;

4.2.15.All Returns of Target Retirement Income Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Retirement Income Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.2.16.Target Retirement Income Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2019, have been audited by Auditors and are in accordance with GAAP; and those Statements present fairly, in all material respects, Target Retirement Income Fund's financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Target Retirement Income Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that is not disclosed therein;

4.2.17.Since June 30, 2020, there has not been any material adverse change in Target Retirement Income Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Retirement Income Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Retirement Income Fund Share due to declines in market values of securities Target Retirement Income Fund holds, the discharge of Target Retirement Income Fund liabilities, or the redemption of Target Retirement Income Fund Shares by its shareholders shall not constitute a material adverse change; and

4.2.18.If the Reorganization is consummated, Target Retirement Income Fund will treat each Shareholder that receives Target Retirement Income Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

4.3The Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.3.1.No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's execution or performance of this Plan, except for (a) the filing with the SEC of a registration statement on Form N-14 relating to the Target Retirement Income Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and information statement ("Prospectus/Statement"), and

(b)such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.3.2.The fair market value of the Target Retirement Income Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Retirement 2020 Fund Shares constructively surrendered in exchange therefor;

4.3.3.The Trust's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Retirement 2020 Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Target Retirement Income Fund Shares they receive in the Reorganization to any person Related to Target Retirement Income Fund, (b) does not anticipate dispositions of those Target Retirement Income Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target Retirement 2020 Fund as a series of an open-end management investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Target Retirement Income Fund Shares immediately following the Reorganization;

4.3.4.The Target Retirement 2020 Fund's shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.The fair market value and "adjusted basis" (within the meaning of section 1011 of the Code) of the Assets will equal or exceed the Liabilities to be assumed by Target Retirement Income Fund and those to which the Assets are subject;

4.3.6.At the Effective Time, there will be no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

4.3.7.Pursuant to the Reorganization, Target Retirement 2020 Fund will transfer to Target Retirement Income Fund, and Target Retirement Income Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target Retirement 2020 Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target Retirement 2020 Fund uses to pay its Reorganization Expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target Retirement 2020 Fund's continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets held thereby immediately before the Reorganization;

4.3.8.Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 368(a)(2)(H)(i) of the Code, i.e., as defined in section 304(c) of the Code) of Target Retirement Income Fund;

4.3.9.None of the compensation received by any Shareholder who is an employee of or service provider to Target Retirement 2020 Fund will be separate consideration for, or allocable to, any of the Target Retirement 2020 Fund Shares such Shareholder held; none of the Target Retirement Income Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

4.3.10.No expenses incurred by Target Retirement 2020 Fund or on its behalf in connection with the Reorganization will be paid or assumed by Target Retirement Income Fund, the Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Target Retirement Income Fund Shares will be transferred to Target Retirement 2020 Fund or any of its Shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued; the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

4.3.12.At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust's best knowledge, threatened to be commenced) before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

4.3.13.The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.11, 4.2.9, and 4.2.14 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target Retirement 2020 Fund at the Effective Time;

4.3.14.The principal purpose of Target Retirement Income Fund's assumption of the Liabilities is not avoidance of federal income tax on the transaction. The Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax. There will be no dissenters to the Reorganization under the applicable provisions of Delaware law. The Trust shall have received an opinion of K&L Gates LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel that shall survive the Closing, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, "Representations"). The Tax Opinion shall be substantially to the effect that, based on then-existing law and the facts and assumptions stated therein and conditioned on the Representations' being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a)Target Retirement Income Fund's acquisition of the Assets in exchange solely for Target Retirement Income Fund Shares and Target Retirement Income Fund's assumption of the Liabilities, followed by Target Retirement 2020 Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Retirement 2020 Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(b)Target Retirement 2020 Fund will recognize no gain or loss on the transfer of the Assets to Target Retirement Income Fund in exchange solely for Target Retirement Income Fund Shares and Target Retirement Income Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Retirement 2020 Fund Shares;

(c)Target Retirement Income Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Target Retirement Income Fund Shares and its assumption of the Liabilities;

(d)Target Retirement Income Fund's basis in each Asset will be the same as Target Retirement 2020 Fund's basis therein immediately before the Reorganization, and Retirement Income Fund's holding period for each Asset will include Target Retirement 2020 Fund's holding period therefor (except where Target Retirement Income Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

(e)A Shareholder will recognize no gain or loss on the exchange of all its Target Retirement 2020 Fund Shares solely for Target Retirement Income Fund Shares pursuant to the Reorganization; and

(f)A Shareholder's aggregate basis in the Target Retirement Income Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Retirement 2020 Fund shares it actually or constructively surrenders in exchange for those Target Retirement Income Fund Shares, and its holding period for those Target Retirement Income Fund Shares will include its holding period for those Target Retirement 2020 Fund Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that Counsel expresses no opinion regarding the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.EXPENSES

Target Retirement 2020 Fund shall bear any brokerage and similar expenses incurred in connection with the Reorganization, and Target Retirement Income Fund shall bear the costs of registering the Target Retirement Income Fund Shares to be issued to the Shareholders. Subject to satisfaction of the condition contained in paragraph 4.3.10, all costs, including legal and accounting fees in connection with the Reorganization and the other costs of the Reorganization shall be borne by the Funds based on each Fund's relative net assets. If the Reorganization does not close for any reason, the Funds shall bear the costs based on each Fund's relative net assets. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner; provided that, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

8.MISCELLANEOUS

8.1This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds' behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3Notice is hereby given that this instrument is adopted on behalf of the Trust's trustees solely in their capacities as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Fund's property. The Trust, in asserting any rights or claims under this Plan on either Fund's behalf, shall look only to the other Fund's property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

USAA MUTUAL FUNDS TRUST ON BEHALF

OF USAA TARGET RETIREMENT 2020 FUND

By:________________________________

Name: Christopher K. Dyer

Title: President

USAA MUTUAL FUNDS TRUST ON BEHALF

OF USAA TARGET RETIREMENT INCOME FUND

By:________________________________

Name: Christopher K. Dyer

Title: President

APPENDIX B

DESCRIPTION OF UNDERLYING FUNDS

The investments of each Fund are invested in affiliated underlying funds, and each Fund's investment performance is directly related to the investment performance of these underlying funds. Many of these underlying funds may invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of each Fund may differ from the actual securities held by the underlying funds.

Certain underlying funds have the ability to temporarily depart from their normal investment policies in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a Fund from achieving its investment objective.

The following table gives a brief description of the objective and principal investment strategy of the underlying funds. The table is not a complete list of the underlying funds in which the Funds may invest. The Adviser may invest the assets of each Fund in other underlying funds without notice or shareholder approval.

Additional investment practices are described in more detail under the Investment Policies in the Funds' SAI and in each underlying fund's prospectus.

Underlying Funds	Objective/Strategy
USAA Aggressive Growth Fund	capital appreciation/primarily invests in equity securities of large companies selected for growth potential

USAA Capital Growth Fund	seeks capital appreciation/primarily invests in equity securities that are believed to be the most attractive in the global marketplace

VictoryShares USAA Core	seeks high current income without undue risk to principal/invests primarily in
Intermediate-Term Bond ETF	investment-grade corporate debt and U.S. government securities

VictoryShares USAA Core	seeks high current income consistent with preservation of principal/invest
Short-Term Bond ETF	primarily in corporate bonds and U.S. Treasury bonds

USAA Emerging Markets Fund	capital appreciation/80% in equity securities of emerging market companies

USAA Global Managed	seeks to attain long-term capital appreciation while attempting to reduce
Volatility Fund	volatility during unfavorable market conditions/combines domestic and foreign equity securities along with the use of bonds and an option based risk-
management alternative strategy to provide growth with greater downside risk controls

USAA Government	high level of current income inconsistent with preservation of principal/80%
Securities Fund	in government securities

USAA Growth Fund	long-term growth of capital/invests in a diversified portfolio of equity securities selected for their growth potential

USAA Growth & Income Fund	seeks capital growth with a secondary investment objective of current income/invests primarily in equity securities that show the best potential for total return through a combination of capital growth and income

USAA High Income Fund	attractive total return primarily through high current income and secondarily through capital appreciation/primarily invests in high-yield securities

USAA Income Fund	maximum current income without undue risk to principal/primarily invests in
U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved

USAA Income Stock Fund	current income with prospect of increasing dividend income and potential for capital appreciation/80% in common stocks with at least 65% normally invested in companies that pay dividends

B-1

USAA Intermediate-Term Bond	high current income without undue risk to principal/80% in debt securities
Fund	with a dollar weighted average portfolio maturity between three to 10 years

USAA International Fund	capital appreciation/80% in equity securities of foreign companies (including emerging market companies)

VictoryShares USAA MSCI	seeks to provide investment results that closely correspond, before fees and
Emerging Markets Value	expenses, to the performance of the MSCI Emerging Markets Select Value
Momentum Blend Index ETF	Momentum Blend Index/at least 80% in securities in this index, depositary receipts on securities in this index, and securities underlying depositary receipts in this index

VictoryShares USAA MSCI	seeks to provide investment results that closely correspond, before fees and
International Value Momentum	expenses, to the performance of the MSCI World ex USA Select Value
Blend Index ETF	Momentum Blend Index/at least 80% in securities in this index, depositary receipts on securities in this index, and securities underlying depositary receipts in this index

VictoryShares USAA MSCI	seeks to provide investment results that closely correspond, before fees and
USA Small Cap Value	expenses, to the performance of the MSCI USA Small Cap Select Value
Momentum Blend Index ETF	Momentum Blend Index/at least 80% in securities in this index

VictoryShares USAA MSCI	seeks to provide investment results that closely correspond, before fees and
USA Value Momentum Blend	expenses, to the performance of the MSCI USA Select Value Momentum
Index ETF	Blend Index/ at least 80% in securities in this index

USAA Precious Metals and	long-term capital appreciation and protect the purchasing power of your
Minerals Fund	capital against inflation/80% in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals

USAA Small Cap Stock Fund	long-term growth of capital/80% in equity securities of companies with small market capitalizations

USAA 500 Index Fund	seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index

USAA Short-Term Bond Fund	high current income consistent with preservation of principal/80% in investment-grade debt securities with a dollar weighted average portfolio maturity of three years or less

USAA Target Managed	seeks to maximize total return, primarily through capital appreciation/invests
Allocation Fund	primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds and hedge funds, and real estate securities, including real estate investment trusts. Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as derivatives, including futures and options contracts

USAA Ultra Short-Term Bond	seeks to provide high current income consistent with preservation of
Fund	principal/80% in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less

USAA Value Fund	long-term growth of capital/primarily invests in equity securities of companies considered to be undervalued

USAA World Growth Fund	seeks capital appreciation/invests primarily in equity securities of both foreign (including emerging markets) and domestic issuers

B-2

APPENDIX C

FINANCIAL HIGHLIGHTS

USAA TARGET RETIREMENT INCOME FUND

Net Asset Value, Beginning of Period

Investment Activities:

Net Investment Income (Loss)

Net Realized and Unrealized Gains (Losses) on Investments

Total from Investment Activities

Distributions to Shareholders:

Net Investment Income

Net Realized Gains from

Investments

Total Distributions to Shareholders Net Asset Value, End of Period Total Return*

Ratios/Supplemental Data:

Net Assets, End of Period (000)

Ratio of Expenses to Average Net Assets^(a)

Ratio of Expenses, Excluding

Reimbursements to Average Net

Assets (a)

Ratio of Net Investment Income (Loss)

to Average Net Assets

Portfolio Turnover

Year Ended December 31,

2019	2018	2017	2016	2015
$10.69	$11.69	$11.41	$11.09	$11.82
0.31(b)	0.29	0.28	0.28	0.28
0.93	(0.64)	0.70	0.42	(0.50)
1.24	(0.35)	0.98	0.70	(0.22)
(0.31)	(0.29)	(0.28)	(0.28)	(0.28)
(0.40)	(0.36)	(0.42)	(0.10)	(0.23)
(0.71)	(0.65)	(0.70)	(0.38)	(0.51)
$11.22	$10.69	$11.69	$11.41	$11.09
11.72%	(3.01)%	8.66%	6.36%	(1.95)%
$337,633	$318,796	$349,866	$317,856	$330,809
0.07%	0.07%	0.07%	0.07%	0.06%
0.07%	0.07%	0.07%	0.07%	0.06%
2.75%	2.53%	2.44%	2.41%	2.36%
16%	29%	41%(c)	14%	35%

*Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Refer to the Fees and Expenses in this prospectus for current contractual expense limitations.

(a)The expense ratios exclude the impact of expenses paid to each underlying fund.

(b)Per share net investment income (loss) has been calculate using the average daily shares method.

(c)Overall increase in purchases and sales of securities.

C-1

USAA TARGET RETIREMENT 2020 FUND
		Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.28	$12.86	$12.28	$11.85	$12.56
Investment Activities:
Net Investment Income (Loss)	0.31(b)	0.30	0.30	0.30	0.30
Net Realized and Unrealized Gains	1.25		1.25	0.60	(0.60)
(Losses) on Investments		(0.92)
Total from Investment Activities	1.56	(0.62)	1.55	0.90	(0.30)
Distributions to Shareholders:
Net Investment Income	(0.30)	(0.30)	(0.30)	(0.38)	(0.21)
Net Realized Gains from	(0.94)				(0.20)
Investments		(0.66)	(0.67)	(0.09)
Total Distributions to Shareholders	(1.24)	(0.96)	(0.97)	(0.47)	(0.41)
Net Asset Value, End of Period	$11.60	$11.28	$12.86	$12.28	$11.85
Total Return*	13.83%	(4.85)%	12.71%	7.57%	(2.40)%
Ratios/Supplemental Data:
Net Assets, End of Period (000)	$581,471	$554,154	$617,583	$570,796	$583,926
Ratio of Expenses to Average Net	0.04%	0.04%	0.04%	0.04%	0.04%
Assets^(a)
Ratio of Expenses, Excluding
Reimbursements to Average
Net Assets (a)	0.04%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets	2.51%	2.41%	2.33%	2.33%	2.31%
Portfolio Turnover	28%	34%	39%(c)	11%	30%

*Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end.

Refer to the Fees and Expenses in this prospectus for current contractual expense limitations.

(a)The expense ratios exclude the impact of expenses paid to each underlying fund.

(b)Per share net investment income (loss) has been calculate using the average daily shares method.

(c)Overall increase in purchases and sales of securities.

C-2

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

TR2020_INFO(0720)

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2020

USAA MUTUAL FUNDS TRUST

USAA Target Retirement 2020 Fund

AND

USAA Target Retirement Income Fund

15935 La Cantera Parkway

San Antonio, Texas 78256

(800) 235-8396

This Statement of Additional Information (the "SAI") relates specifically to the proposed reorganization of the USAA Target Retirement 2020 Fund (the "2020 Fund" or "Target Fund") with and into the USAA Target Retirement Income Fund (the "Retirement Income Fund" or "Acquiring Fund") whereby all of the assets and liabilities of the 2020 Fund will be transferred to the Retirement Income Fund in exchange for shares of the Retirement Income Fund (to be issued to holders of shares of the 2020 Fund), and consists of the information set forth below pertaining to the 2020 Fund and Retirement Income Fund (the "Reorganization").

This SAI is not a prospectus but should be read in conjunction with the Information Statement/Prospectus dated July 24, 2020, for use in connection with the Reorganization of the 2020 Fund with and into the Retirement Income Fund (collectively, the "Funds").

Contents of the SAI

The SAI consists of this cover page and the following described documents, each of which are hereby incorporated by reference.

(1)The SAI for each Fund dated May 1, 2020, as filed on April 29, 2020 (Accession Number 0001683863-20- 006300); and

(2)The audited financial statements for each Fund, included in the Annual Report to Shareholders dated December 31, 2019, as filed on March 9, 2020 (Accession Number 0001104659-20-030722).

Copies of the above-mentioned documents, including the Information Statement/Prospectus, may be obtained from USAA Mutual Funds Trust, without charge, by calling USAA Mutual Funds Trust at (800) 235-8396 or by writing USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593.

PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED)

The unaudited pro forma financial information below is for informational purposes only and is intended to present information for the Acquiring Fund as though the proposed reorganization ("Reorganization") had occurred as of December 31, 2019. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund for the period ended December 31, 2019, using the fees and expenses information shown in the Proxy Statement/Prospectus. Actual results could differ from the estimates. The unaudited pro forma financial information provided herein should be read in conjunction with the historical financial statements of the Target and Acquiring Funds for the fiscal year ended December 31, 2019, and the six-month period ended June 30, 2019, which are available in their respective annual and semi-annual reports.

1

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization and Termination (the "Plan") as if the Reorganization had occurred at the beginning of the most recently completed 12-month period ended December 31, 2019.

Target Fund	Acquiring Fund
Target Retirement 2020 Fund	Target Retirement Income Fund

Note 2—Basis of Pro Forma

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes per 368(a) of the Internal Revenue Code of 1986, as amended; therefore, no gain or loss will be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Acquiring Fund are both series of the USAA Mutual Funds Trust (the "Trust"), a registered open-end management investment company. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The table below shows the class and shares that Target Fund shareholders would have received if the Reorganization had taken place on December 31, 2019.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Fund Shares	51,865,664	Fund Shares

Under accounting principles generally accepted in the United States of America ("GAAP"), the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated.

The Reorganization will be accounted for as an asset acquisition of the Target Fund by the Acquiring Fund in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations— Related Issues. The fair value of the Reorganization consideration paid by the Acquiring Fund is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. In applying the asset acquisition method of accounting, the Acquiring Fund uses a cost approach to allocate the cost of the acquisition against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given and/or the fair value of the assets acquired. Shares of the Acquiring Fund will be issued at an exchange ratio based on the Acquiring Fund's per share net asset value and the Target Fund's per share net asset value, each as calculated as of the close of regular trading on the New York Stock Exchange on the business day preceding the closing. The acquired assets are stated at fair value in the financial statements of each of the Target Fund and the acquired liabilities are generally short term so that their carrying values approximate fair value. Management concluded that the fair value of the assets acquired would be used to determine the value of the consideration. Consequently, no material adjustments are expected to the carrying amounts of assets and liabilities acquired.

The table below shows the net assets of the Target Fund and the Acquiring Fund and pro forma combined net assets, assuming the Reorganization was completed as of December 31, 2019.

Fund	Net Assets ($ in 000s)
Target Fund	581,414
Acquiring Fund	337,600
Acquiring Fund (Pro Forma Combined)	919,014

2

Note 3—Pro Forma Adjustments

The table below reflects adjustments to annual expenses made to the pro forma combined fund financial information as if the Reorganization had taken place at the beginning of the most recently completed period ended (i.e., on December 31, 2019) using the fees and expenses information shown in the Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with GAAP, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Increase
Expense Category	(Decrease)
($ in 000s)
Sub-Administration fees	(8)
Trustee fees	(41)

Compliance fees	(2)
Legal and audit fees (1)	(13)
Printing fees	(11)
State registration and filing fees	(29)

Change in net assets resulting from operations	$(104)

(1)Includes estimated Reorganization costs of $15,000 for audit and $50,000 for legal.

The Adviser has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed 0.04% of the 2020 Fund through at least July 31, 2021. The Adviser is permitted to recoup expenses reimbursed for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing material agreements of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.).

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

3

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below (amounts in thousands):

Fund	Level 1	Level 2	Level 3		Total

Target Fund	583,405		-	-	583,405

Acquiring Fund	337,634		-	-	337,634

Acquiring Fund (Pro Forma Combined)	921,039		-	-	921,039

Note 5—Reorganization Costs

The Target and Acquiring Funds will be expected to bear all the estimated $90,000 in Reorganization costs based on the Funds' relative net assets. It is estimated that the Target Fund and the Acquiring Fund will pay $57,000 and $33,000, respectively. However, since the Target and Acquiring Funds are subject to an expense cap, Victory Capital may indirectly pay some or all the costs related to the Reorganization. These costs represent the estimated nonrecurring expense of the Target Fund carrying out its obligations under the Reorganization Plan and consist of management's estimate of professional services fees, filing fees, printing costs and mailing charges related to the proposed Reorganization.

Note 6—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The Acquiring Fund has the same investment manager, and similar portfolio composition, investment strategies, investment objective, risk profile, and investment policies and restrictions as the Target Fund, and the Acquiring Fund has a lower expense ratio.

Note 7—Capital Loss Carryforward

As of the most recent fiscal year-end of the Target and Acquiring Fund (December 31, 2019), both funds had no capital loss carryforwards. For additional information regarding capital loss limitations see respective annual report.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

4